AGREEMENT FOR
                           INTERCREDITOR ARRANGEMENTS

         THIS AGREEMENT FOR INTERCREDITOR ARRANGEMENTS (this "Agreement"), dated as of September 2, 2005, is entered into by and among the individuals/entities set forth on the signature page and on Appendix A to this Agreement (referred to individually as a "Lender" and collectively referred to as the "Lending Group"), RVision, LLC, a California limited liability company ("Borrower"), a party to this Agreement for certain purposes set forth on the signature page of this Agreement, and Terrell W. Smith, an individual residing in Salt Lake County, Utah, (the "Lender Representative").

                                    Recitals

         A. The Lending Group and Borrower have negotiated the terms and conditions of a Loan and Security Agreement, the form of which is attached hereto as Exhibit A (the "Loan Agreement") pursuant to which the Lending Group has agreed to lend $300,000 to Borrower as evidenced by the Senior Secured Promissory Note, the form of which is attached hereto as Exhibit B (the "Senior Note"). Borrower has agreed to secure its obligations under the Loan Agreement and Senior Note by granting the Lending Group a first lien position security interest in the Collateral (as defined in the Loan Agreement) which is currently subject to an existing security interest in favor of Eagle Lake Incorporated, a Nevada corporation ("Eagle Lake"). In order to provide the Lending Group with a first lien position security interest in the Collateral and as a condition precedent to the obligations of the Lending Group under the Loan Agreement and Senior Note, Borrower has caused Eagle Lake to enter into the Subordination Agreement, the form of which is attached hereto as Exhibit C (the "Subordination Agreement") with the Lending Group and Borrower in which Eagle Lake agrees subordinate its existing security interest in the Collateral to the Lending Group's security interest in the Collateral.

         B. The Lending Group as a whole and each Lender individually desire by this Agreement to appoint Lender Representative to act as each Lender's representative to execute and deliver, on behalf of each Lender, the Loan Agreement, Senior Note, Subordination and other documents and instruments to be executed, delivered and filed in connection therewith and herewith all of which shall be referred to herein as the "Loan Documents", to facilitate the transactions contemplated by the Loan Documents, to perform the ministerial duties of the Lending Group under the Loan Documents, to establish each Lender's relative rights and priorities with respect to their secured interest and rights in the Collateral and to agree to procedures for enforcing rights against the Collateral in the event of default.

                                    Agreement

         In consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereby agree as follows:

         1. Incorporation of Recitals. The above stated recitals are incorporated herein and made a part hereof by this reference.

         2. Definitions. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Documents.

         3. Appointment of Lender Representative. Each Lender hereby appoints Lender Representative as its representative in the transactions contemplated by the Loan Documents and hereby delegates to Lender Representative the authority to execute and deliver the Loan Documents and to perform the ministerial duties under the Loan Documents on behalf Lender. The Lender Group agrees to pay Lender Representative $2,500 for services rendered hereunder and under the other Loan Documents.

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

         4. Ratable Sharing of Collateral. Each Lender acknowledges and it is the intent of the Lending Group that the obligations of the Borrower are evidenced by a single Senior Note and each Lender hereby agrees (and each Lender has irrevocably advised and instructed Borrower to recognize) that each Lender shall participate in a percentage of the total amount of any Collateral and proceeds of the Collateral calculated as the ratio of each Lender's participating interest in the Senior Note as set forth on Appendix A to this Agreement, (the "Participating Interest") to the total principal and interest owed at any time under the Senior Note.

         5. Conversion to Shares of Eagle Lake. If any Lender elects to convert its Participating Interest the principal amount due and owing under the Senior Note to shares of Eagle Lake in accordance with the terms of Paragraph 6 of the Loan Agreement, the Lender shall give the Lender Representative prior written notice of such election. It is the intent of the Lending Group that each Lender shall have the right to elect whether or not to convert its Participating Interest in principal due and owing under the Senior Note to shares of Eagle Lake.

         6. Foreclosure. If a Default or Event of Default, as such terms are defined in the Loan Documents (collectively, a "Default") shall have occurred and is continuing, those Lenders holding major of the Participating Interests in the Senior Note shall notify the Lender Representative of such default and direct the Lender Representative with the course of action to take in enforcing the Lending Group's rights and remedies under the Loan Documents against the Borrower and Collateral including foreclosing on the Collateral if necessary. In the event of foreclosure on the Collateral, if the Collateral is not purchased by a third party at a trustees sale or otherwise as provided under the Uniform Commercial Code, the Lender Representative shall cause title to vest in the names of each Lender, as tenants in common, with undivided interests in the Collateral in accordance with its Participating Interest. The Lending Group may also direct Lender Representative to exercise any further rights or remedies under the Loan Documents; provided, however, that any interest in or amounts recorded with respect to the Collateral shall be vested in the names of each Lender in accordance herewith. Any proceeds received from any such foreclosure, remedial action, redemption or receivership proceeding related to the Collateral shall be shared between the Lenders pari passu in a manner proportionate to their undivided interest in the Collateral at the time of determination.

         7. Application of payments with Respect to the Collateral. In the event of any foreclosure, sale or other disposition of or realization in any manner upon any of the Collateral, all monies or other property collected or received by any Lender or the Lender Representative with respect to the Collateral, in excess of the amount paid to discharge liens upon the Collateral prior to the Collateral documents (if any), shall be distributed by the collecting Lender or Lender Representative as follows:

                  (a) First: to the ratable, pari passu payment of any advances made by any of the Lenders to satisfy any lien or other claim that may impair the Collateral, ratably according to the total amounts owing to the respective Lenders as a result of such advances;

                  (b) Second: to the Lender Representative in the amount of, and to apply to, the payment of reasonable costs and expenses incurred by Lender Representative in connection with the administration and enforcement of the foreclosed upon Collateral, as the case may be, and any of the other Loan Documents relating to such foreclosure, including the reasonable fees and out-of-pocket expenses of counsel employed by the Lender Representative to the extent that such fees, advances, costs and expenses, shall not previously have been paid or reimbursed to the Lender Representative; and

                  (c) Third: to each Lender, pari passu, in a manner proportionate to its Participating Interests in the Collateral at the

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

         time of determination until all indebtedness and other obligations owed by Borrower under the Senior Note and other Loan Documents have been satisfied in full, then any excess amount to Borrower.

         8. Miscellaneous.

                  (a) Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 8(a) shall be binding upon the parties and their respective successors and assigns.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

                  (e) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (f) Entire Agreement. This Agreement and the documents referred to herein are the product of all of the parties hereto, constitute the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

         This Agreement has been duly executed under seal by the parties hereto as of the day and year first above written.

                                     LENDING GROUP:

                                     BRIAN M. KELLY

                                     /s/ Brian M. Kelly
                                     Address: 2445 Fifth Avenue, Suite 450
                                              San Diego, CA  92101
                                     Facsimile Number: 619 232 7058

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

                                     JES HOLDINGS, LLC

                                     By: /s/ Terry E. Landa
                                     Name: Terry E. Landa
                                     Title:  Manager
                                     Address: 6053 South 2300 East
                                              Salt Lake City, UT  84121
                                     Facsimile Number: 801 521 6325

                                     H. ROBERT FREIHEIT, IRA

                                     By: /s/ H. Robert Freiheit
                                     Name: Fiserv ISS & Co.
                                     Title:   Trustee FBO H. Robert Freiheit IRA
                                     Address: Post Office Box 173859
                                     Denver, CO  80217-3859
                                     Facsimile Number: 303 721 8923

                                     LENDER REPRESENTATIVE:

                                     By: /s/ Terrell W. Smith
                                     Terrell W. Smith
                                     Address: 50 West Broadway, Suite 501
                                               Salt Lake City, UT 84101
                                     Facsimile Number: (801)

                                     BORROWER:

                                     RVision, LLC, for purposes of
                                     acknowledgement of Agreement only.

                                     By: /s/ Gregory E. Johnston
                                     Gregory E. Johnson, President
                                     Address: 2365 A Paragon Drive
                                              San Jose, CA  95131
                                     Facsimile Number: (408) 437-9923

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

                                                          APPENDIX A

                                                         LENDING GROUP

                                                                                                      Participating
                 Name                                     Address                     Loan Amount        Interest
--------------------------------------- -------------------------------------------- --------------- -----------------
JES Holdings, LLC                                     6053 S. 2300 E.                  $50,000.00         16.67%
                                                 Salt Lake City, UT 84121
--------------------------------------- -------------------------------------------- --------------- -----------------
Fiserv ISS & Co.Trustee FBO H. Robert          Fiserv ISS & Co. Trustee FOB           $100,000.00         33.33%
Freiheit, IRA                                     H. Robert Freiheit IRA
                                                  Post Office Box 173859
                                                   Denver, CO 80217-3859
--------------------------------------- -------------------------------------------- --------------- -----------------
Brian M. Kelly                                     2445 Fifth Ave, #450               $150,000.00         50.00%
                                                    San Diego, CA 92101
--------------------------------------- -------------------------------------------- --------------- -----------------
                Total                                                                 $300,000.00          100%
======================================= ============================================ =============== =================